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                                                                       EXHIBIT 1

                            Special Power of Attorney

         The undersigned hereby agree that this statement on Schedule 13D executed by Jacobs Holding AG with respect to the securities of Adecco S.A. is, and any amendment thereto executed by Jacobs Holding AG shall be, filed on behalf of each undersigned pursuant to and in accordance with the provisions of 13d-1(k) under the Securities Exchange Act of 1934, as amended and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements.

         The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate.

Dated:   November 26, 2005

                                        JACOBS HOLDING AG

                                        By:    /s/ Andreas Jacobs
                                               ---------------------------------
                                        Name:  Andreas Jacobs
                                        Title: Chairman

                                        JACOBS VENTURE AG

                                        By:    /s/ Andreas Jacobs
                                               ---------------------------------
                                        Name:  Andreas Jacobs
                                        Title: Chairman

                                        KLAUS J. JACOBS

                                        By:    /s/ Klaus J. Jacobs
                                               ---------------------------------
                                        Name:  Klaus J. Jacobs

                                        RENATA I. JACOBS

                                        By:    /s/ Renata I. Jacobs
                                               ---------------------------------
                                        Name:  Renata I. Jacobs

                                        LAVINIA JACOBS

                                        By:    /s/ Lavinia Jacobs
                                               ---------------------------------
                                        Name:  Lavinia Jacobs

                                        NICOLAS JACOBS

                                        By:    /s/ Nicolas Jacobs
                                               ---------------------------------
                                        Name:  Nicolas Jacobs

                                        PHILIPPE JACOBS

                                        By:    /s/ Philippe Jacobs
                                               ---------------------------------
                                        Name:  Philippe Jacobs

                                        NATHALIE JACOBS

                                        By:    /s/ Nathalie Jacobs
                                               ---------------------------------
                                        Name:  Nathalie Jacobs